Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Affirm, Inc.

650 California Street

San Francisco, California 94108

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Affirm, Inc. (the “Company”) and Barclays Capital Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of consumer loans in conjunction with the proposed offering of Affirm Asset Securitization Trust 2021-A.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 20, 2021, at the instruction of the Company, we accessed the “Company Website” (https://services.intralinks.com/AZ?w=3784955&br=1&p=3&urlId=1150330538) and obtained a loan listing with respect to 1,029,512 consumer loans (the “Consumer Loan Listing”). At the Company’s instruction, we randomly selected 350 consumer loans from the Consumer Loan Listing (the “Sample Loans”).

Additionally, on January 20, 2021, at the instruction of the Company, we accessed the Company Website and obtained a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business January 19, 2021, with respect to each of the consumer loans indicated on the Consumer Loan Listing (the “Statistical Loan File”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan ID (for informational purposes only) 2. State 3. Original principal balance 4. Annual percentage rate 5. Scheduled payment 6. Original loan term (months) 7. Credit score 8. Parent merchant ID	9. Current principal balance 10. Origination date 11. Maturity date 12. Merchant industry 13. Remaining term 14. Loan grade 15. Status 16. Seasoning

We compared Characteristic 2. to the corresponding information set forth on the related “Loan Agreement.”

We compared Characteristics 3. through 6. to the corresponding information set forth on the related “Loan Confirmation.”

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We compared Characteristic 7. to the corresponding information set forth on the related “Credit Score Disclosure.”

We compared Characteristics 8. through 16. to the corresponding information set forth on a query from the Company’s servicing system as of January 19, 2021 (the “Servicing System Query”) delivered by the Company on January 20, 2021.

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Loan Agreement indicated the borrower “signed electronically.”

For the purposes of such comparisons and at your instruction:

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with respect to Characteristics 4. through 6, for the Sample Loans indicated in the attached Appendix A, we could not ascertain the annual percentage rate, scheduled payment and original loan term from the Loan Confirmation. For such Sample Loans, we were instructed to perform an additional procedure and compare the annual percentage rate, scheduled payment and original loan term set forth on the Statistical Loan File to the Loan Agreement;

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with respect to Characteristic 4., differences of (i) 0.400% or less are deemed to be “in agreement,” for Sample Loans with a parent merchant id of “0TLBS8N0GWWC8APS” as set forth on the Servicing System Query and (ii) 0.125% or less are deemed to be “in agreement,” for Sample Loans with a parent merchant id other than “0TLBS8N0GWWC8APS” as set forth on the Servicing System Query.

The loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii)

examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 26, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 26, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristics 4. through 6. for the following Sample Loans:

24Y8-EBZ4
3CW0-AWNT
5L10-SP2O
7SHS-SHJL
9UTS-EUF1
BTTL-41K2
CQZZ-YZGR
GS85-PFXP
LYEI-8B9Y
Q254-P3YW
RVTN-Q4VO
TFIX-I3V7
TZFU-MYM2
VMVF-10E9
XSKC-XAIY
ZWMI-N11E
D9VH-ID7S

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 26, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in annual percentage rate.
2	Two differences in original loan term.
3	Two differences in scheduled payment.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 26, 2021

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents

1	Q254-P3YW	Annual percentage rate	0.000%	23.990%
2	5L10-SP2O	Original loan term	6 months	12 months
2	Q254-P3YW	Original loan term	3 months	12 months
3	5L10-SP2O	Scheduled payment	$49.20	$26.42
3	Q254-P3YW	Scheduled payment	$50.67	$14.37

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.